EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated May 15, 2002 included in this Form 10-K, into the Company’s previously filed Registration Statement File Nos. 33-87450, 33-50946, 33-14800, 333-23355 and 33-50948.

                                                                                                                                            /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana
May 22, 2002